OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

12.                               OTHER NON-CURRENT ASSETS

	As of December 31,
	2011	2012

Prepayment for purchase of office buildings	$—	$16,148
Employee housing loan	651	4,903
Rental deposit	550	1,169
Restricted cash, non-current	—	313
Long-term deferred expense	152	101
Total	$1,353	$22,634

In June 2012, the Company prepaid $16,148 for office building in Shanghai.  The ownership of the building is expected to be transferred to the Company in 2013.

Since late 2011, the Company started to provide interest-bearing long-term loans to its employees to finance their purchase of residence only. In 2012, a total of $5,141 new loans were lent to its employees at an annual interest rate of 7.05% for the loans offered before July 1, 2012 and 6.55% for the loans offered after July1, 2012.